Exhibit 10.1
Execution Version

Fourth Amendment

to

Fourth Amended and Restated Credit Agreement

Among

Linn Energy, LLC,

As Borrower,

BNP Paribas,

As Administrative Agent,

and

The Lenders Party Hereto

Dated as of October 15, 2010

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Fourth Amendment to Fourth Amended and Restated Credit Agreement

This Fourth Amendment to Fourth Amended and Restated Credit Agreement (this “Fourth Amendment”) dated as of October 15, 2010 (the “Fourth Amendment Effective Date”) is among Linn Energy, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

R E C I T A L S

A.          The Borrower, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of April 28, 2009 (as the same has been amended, modified, supplemented or restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement as more particularly set forth herein.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                      Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2.                      Amendments to Credit Agreement.

2.1           Amendments to Section 1.02.

(a)             The definition of “Agreement” is hereby amended and restated in its entirety to read as follows:

“‘Agreement’ means this Fourth Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and as the same may from time to time be further amended, modified, supplemented or restated.”

(b)             The following new definitions are hereby added to Section 1.02 where alphabetically appropriate as follows:

“‘Date of Determination’ means, for any given calendar month, the second (2nd) Business Day in such month following the date on which historical

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production volumes for the immediately preceding calendar month become available to the Borrower and its Subsidiaries.”

“‘Fourth Amendment’ means that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement dated as of the Fourth Amendment Effective Date among the Borrower, the Lenders signatory thereto, the Guarantors signatory thereto and the Administrative Agent.”

“‘Fourth Amendment Effective Date’ has the meaning assigned to such term in the Fourth Amendment.”

2.2           Amendment to Section 8.01(d).  Section 8.01(d) is hereby amended to add the following to the end of the first sentence:

“ and a confidential report reflecting its projected production for each calendar year for which it has established hedge positions under Section 9.18(a)(i).”

2.3           Amendment to Section 9.18 (Commodity Hedges).  Clause (i) of Section 9.18(a) is hereby amended and restated in its entirety as set forth below:

“           (i)           Swap Agreements in respect of commodities (x) with an Approved Counterparty and (y) the notional volumes for which (when aggregated with the notional volumes under all other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, (I) 80% of the reasonably anticipated projected production (based upon the Borrower’s internal projections) for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for each calendar month during the period through the remainder of the then current calendar year and for the period of four calendar years thereafter and (II) 70% of the reasonably anticipated projected production (based upon the Borrower’s internal projections) for each month during the period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, for each calendar month during the period starting with the 5th calendar year thereafter.

Notwithstanding the foregoing, but subject to the cure provisions of Section 9.18(i), the notional volumes in respect of all commodity Swap Agreements (when aggregated with the notional volumes under all other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements and Acquisition Swap Agreements) will not, as of the first day of the next calendar month following each Date of Determination (the “Applicable Date”), for each month during the period of six calendar months commencing on the Applicable Date, exceed the actual net monthly physical production from proved, developed producing reserves (regardless of projected production levels) for the calendar month most recentl

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ended prior to such Date of Determination, calculated separately for each of crude oil and natural gas.”

2.4           Amendment to Section 9.18 (Commodity Hedges Cures).  Section 9.18(i) is hereby amended and restated in its entirety as set forth below:

“(i)           If, as of any Applicable Date, the Borrower determines that the aggregate notional volumes of all commodity Swap Agreements (other than Acquisition Swap Agreements and basis swaps excluded for purposes of clause (ii) of Section 9.18(a)) for each month in the six (6) calendar month period commencing on the Applicable Date (in each case calculated for each commodity separately) would exceed the actual net monthly production from proved, developed producing reserves for the calendar month immediately preceding the Date of Determination occurring immediately prior to such Applicable Date, then the Borrower shall, prior to the last day of the calendar month during which such Applicable Date occurred, terminate, create off-setting positions, otherwise unwind existing Swap Agreements or take other actions permitted by this Agreement (including delivering revised forecasts of anticipated projected production reasonably acceptable to the Administrative Agent; provided that the delivery of revised forecasts cannot cure the requirements set forth in the second paragraph of clause (i) of Section 9.18(a)) such that, by the end of such calendar month, the Borrower will be in compliance with the limitations set forth in Section 9.18(a) (calculated for each commodity separately).”

Section 3.                      Conditions Precedent.  The effectiveness of this Fourth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction or waiver by the Lenders of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1           Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement.

3.2           The Administrative Agent shall have received multiple counterparts as requested of this Fourth Amendment from the Borrower, the Guarantors and the Majority Lenders.

3.3           No Default or Event of Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.

Section 4.                      Representations and Warranties; Etc.

4.1           Representations and Warranties in Loan Documents.  Each Obligor hereby affirms (a) that as of the date of execution and delivery of this Fourth Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Fourth Amendment Effective Date (unless made as of a specific earlier date, in which case, such representations and warranties remain true and correct in all material respects as of such earlier

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date); and (b) that after giving effect to this Fourth Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents.

4.2           Organization; Powers.  Each of the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in or has applied to qualify to do business in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.

4.3           Authority; Enforceability.  The Transactions are within the Borrower’s and each Guarantor’s corporate powers and have been duly authorized by all necessary corporate and, if required, member action (including, without limitation, any action required to be taken by any class of directors of the Borrower or any other Person, whether interested or disinterested, in order to ensure the due authorization of the Transactions).  When executed and delivered, each Loan Document to which the Borrower and any Guarantor is a party will have been duly executed and delivered by the Borrower and such Guarantor and will constitute a legal, valid and binding obligation of the Borrower and such Guarantor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 5.                      Miscellaneous.

5.1           Confirmation.  The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment.

5.2           Ratification and Affirmation of Obligors.  Each Obligor hereby expressly (i) acknowledges the terms of this Fourth Amendment, (ii) ratifies and affirms its obligations under each Loan Document to which it is a party, (iii) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that its grant of security interest and/or guarantee, as applicable, under the Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness after giving effect to this Fourth Amendment.

5.3           Loan Document.  This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4           Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.5           No Waiver.  Neither the execution by the Administrative Agent or the Lenders of this Fourth Amendment, nor any other act or omission by the Administrative Agent or the

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Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under any Loan Document.  Similarly, nothing contained in this Fourth Amendment shall directly or indirectly in any way whatsoever impair, prejudice or otherwise adversely affect the Administrative Agent's or the Lenders' right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any defaults which may exist or which may occur in the future under any Loan Document.  Nothing in this Fourth Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any default which may exist or which may occur in the future under any Loan Document.

5.6           No Oral Agreement.  This Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.7           Governing Law.  This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ Kolja Rockov
Kolja Rockov,
Executive Vice President and Chief Financial Officer

GUARANTORS:	LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.
PENN WEST PIPELINE, LLC
MID-CONTINENT HOLDINGS I, LLC
MID-CONTINENT HOLDINGS II, LLC
MID-CONTINENT I, LLC
MID-CONTINENT II, LLC
LINN GAS MARKETING, LLC
LINN EXPLORATION MIDCONTINENT,
LLC
LINN EXPLORATION & PRODUCTION MICHIGAN LLC
LINN EXPLORATION & PRODUCTION MICHIGAN MIDSTREAM LLC
LINN GAS PROCESSING MI LLC
LINN MIDWEST ENERGY LLC

	By:	/s/ Kolja Rockov
Kolja Rockov,
Executive Vice President and Chief Financial Officer

 Fourth Amendment to Fourth Amended and Restated Credit Agreement
Signature Page 1

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BNP PARIBAS, as Administrative Agent and a Lender

By:	/s/ Douglas R. Liftman
Name:	Douglas R. Liftman
Title:	Managing Director

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

CITIBANK, NA, as a Lender

By:	/s/ John Miller
Name:	John Miller
Title:	Attorney-in-Fact

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ann E. Sutton
Name:	Ann E. Sutton
Title:	Director

 Fourth Amendment to Fourth Amended and Restated Credit Agreement
Signature Page 2

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

By:	/s/ Sharada Marne
Name:	Sharada Marne
Title:	Director

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Phillip Ballard
Name:	Phillip Ballard
Title:	Managing Director

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Scott Hodges
Name:	Scott Hodges
Title:	Senior Relationship Manager

SOCIETE GENERALE, as a Lender

By:	/s/ Cameron Null
Name:	Cameron Null
Title:	Vice President

By:
Name:

 Fourth Amendment to Fourth Amended and Restated Credit Agreement
Signature Page 3

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Title:

BANK OF MONTREAL, as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

COMERICA BANK, as a Lender

By:	/s/ Justin Crawford
Name:	Justin Crawford
Title:	Vice President

ING CAPITAL LLC, as a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

CREDIT SUISSE, AG Cayman Islands Branch as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Vice President

By:	/s/ Rabul Parmar
Name:	Rabul Parmar
Title:	Associate

 Fourth Amendment to Fourth Amended and Restated Credit Agreement
Signature Page 4

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COMPASS BANK, as a Lender

By:	/s/ Dorothy Marchand
Name:	Dorothy Marchand
Title:	Senior Vice President

DnB NOR BANK ASA, as a Lender

By:	/s/ Sanjiv Nayar
Name:	Sanjiv Nayar
Title:	Senior Vice President

By:	/s/ Nikolai A. Nachamkin
Name:	Nikolai A. Nachamkin
Title:	Senior Vice President

UNION BANK, N.A., as a Lender

By:	/s/ Scott Gildea
Name:	Scott Gildea
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Q. Lozano
Name:	John Q. Lozano
Title:	Vice President

 Fourth Amendment to Fourth Amended and Restated Credit Agreement
Signature Page 5

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Greg George
Name:	Greg George
Title:	Managing Director

ALLIED IRISH BANKS P.L.C., as a Lender

By:	/s/ David O’Driscoll
Name:	David O’Driscoll
Title:	Assistant Vice President

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	SVP

CAPITAL ONE, N.A., as a Lender

By:	/s/ Peter Shen
Name:	Peter Shen
Title:	Vice President

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

 Fourth Amendment to Fourth Amended and Restated Credit Agreement
Signature Page 6

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MACQUARIE BANK LIMITED, as a Lender

By:	/s/ Jonathan Rourke
Name:	Jonathan Rourke
Title:	Executive Director

By:	/s/ Lisa Knowles
Name:	Lisa Knowles
Title:	Division Director

Fourth Amendment to Fourth Amended and Restated Credit Agreement
Signature Page 7
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